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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 10, 2002
                                (Date of Report)

                    Central European Distribution Corporation
             (Exact name of registrant as specified in its charter)

            Delaware                   54-1865271               0-24341
(State or other jurisdiction    (Commission file number)     (IRS employer
       of incorporation)                                  identification number)

               1343 Main Street, Suite 301, Sarasota Florida 34236
                    (Address of Principal Executive Offices)

        Registrants telephone number, including area code: (941) 330 1558
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Item 5.    Other Events.
           -------------

     On January 10, 2002, Central European Distribution Corporation announced that it has signed a letter of Intent to purchase Damianex Company, a major regional distributor of alcohol products in the southeast region of Poland. A copy of the press release is attached as Exhibit 99.1. and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.
           ----------------------------------


(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.


     Exhibit
     No.              Description
     ---              -----------

     99.1             Press Release dated January 10, 2002 concerning Damianex
                      Acquisition.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Central European Distribution Corporation


Date: January 10, 2002          /s/ James Archbold
                               -----------------------------------------

                                    James Archbold
                                    Secretary